                   Strong Short-Term Global Bond Fund, Inc.
                                 (Registrant)

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher and Susan A. Hollister, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                Name                                     Title                              Date
                ----                                     -----                              -----

/s/ Elizabeth N. Cohernour                    Vice President and Secretary            August 31, 2000
-------------------------------------
Elizabeth N. Cohernour

                                              Chairman of the Board (Principal
/s/ Richard S. Strong                         Executive Officer) and a Director       August 31, 2000
-------------------------------------
Richard S. Strong

                                              Treasurer (Principal Financial and
/s/ John W. Widmer                            Accounting Officer)                     August 31, 2000
-------------------------------------
John W. Widmer


/s/ Marvin E. Nevins                          Director                                August 31, 2000
-------------------------------------
Marvin E. Nevins


/s/ Willie D. Davis                           Director                                August 31, 2000
-------------------------------------
Willie D. Davis


/s/ William F. Vogt                           Director                                August 31, 2000
-------------------------------------
William F. Vogt


/s/ Stanley Kritzik                           Director                                August 31, 2000
-------------------------------------
Stanley Kritzik


/s/ Neal Malicky                              Director                                August 31, 2000
-------------------------------------
Neal Malicky